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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 31, 2002
                                                   ----------------


                                 MIM Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-28740                      05-0489664
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(State of incorporation) (Commission File Number)        (IRS Employer
                                                         Identification No.)

        100 Clearbrook Road, Elmsford, NY                     10523
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    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (914) 460-1600
                                                           --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.  Acquisitions or Disposition of Assets.


         On January 31, 2002, MIM Corporation (the "Company") acquired from Marc Wiener and Barbara Kammerer all of the issued and outstanding common stock of Vitality Home Infusion Services, Inc., a New York corporation ("Vitality"), pursuant to a Stock Purchase Agreement dated as of January 9, 2002 (the "Purchase Agreement") among Vitality Home Infusion Services, Inc., Marc Wiener, Barbara Kammerer and the Company. Vitality, located in Roslyn Heights, New York, distributes specialty pharmaceutical products, on a national basis, to the chronically ill and genetically impaired, particularly focusing on Oncology, Infections Disease, Immunology and Rheumatory Disease.

         The aggregate purchase price for Vitality was $45 million, consisting of $35 million in cash and the balance in Company common stock, a portion of which is being held in escrow to secure potential indemnification claims for breaches of Vitality and/or the individual seller's representations and warranties and covenants under the Purchase Agreement. The purchase price was determined based on negotiations between the Company and the shareholders of Vitality. The cash portion of the purchase price was funded through borrowings under the Company's existing $45 million revolving credit facility with HFG Healthco-4 LLC, an affiliate of Healthcare Finance Group. The transaction will be accounted for as a purchase.

         The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 2.1





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial  Statements  of  Business  Acquired.   The  financial  statements
     required by this item will be filed on or before April 16, 2002.

(b) Pro Forma Financial Information. The financial information required by this item will be filed on or before April 16, 2002.

(c)  Exhibits.

     2.1 Purchase Agreement, dated as of January 9, 2002, among Vitality Home Infusion Services, Inc., Marc Wiener, Barbara Kammerer and MIM Corporation.

     99.1 Press Release, dated January 31, 2002, issued by MIM Corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 5, 2002                  MIM Corporation
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                                         By: /s/  Barry A. Posner
                                             ------------------------
                                               Name: Barry A. Posner
                                               Title:  Executive Vice President

                                      -4-

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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit
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2.1            Purchase  Agreement,  dated as of January 9, 2002, among Vitality
               Home Infusion Services, Inc., Marc Wiener, Barbara Kammerer and MIM Corporation.

99.1           Press Release, dated January 31, 2002, issued by MIM Corporation.